Fundrise Income Real Estate Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands)

Par/Shares	Description	Acquisition Date	Value as of March 31, 2023
	Private Real Estate – 77.6%

	Equity – 16.3
	Multifamily – 7.5%
N/A (5)	23Hundred JV, LP | Plano, TX (Cost - $4,232) (1)(2)	(6)	$7,009
N/A (5)	FR MP Brandon Glen JV, LLC | Conyers, GA (Cost - $6,925) (1)(2)	(6)	10,450
N/A (5)	Fundrise Insight Two, LLC | Arlington, VA (Cost - $1) (1)(2)(4)	(6)	1
N/A (5)	Liberty Hills JV, LP | Houston, TX (Cost - $7,031) (1)(2)	(6)	6,887
N/A (5)	Luxe JV, LP | Tampa, FL (Cost - $7,670) (1)(2)	(6)	7,436
N/A (5)	Presley JV, LP | Charlotte, NC (Cost - $4,852) (1)(2)	(6)	4,806
N/A (5)	The View JV, LP | Lewisville, TX (Cost - $6,105) (1)(2)	(6)	6,051
	Total Multifamily (Cost - $36,816)		$42,640
	Development – 8.8%
N/A (5)	Income 1 TRS, LLC | Various locations (Cost - $44,062) (1)(2)(3)(4)	(6)	$49,540
	Total Development (Cost - $44,062)		$49,540
	Total Equity (Cost - $80,878)		$92,180

	Preferred Equity – 9.7%
	Multifamily – 9.3%
$4,500	Breckenridge Group Springfield Missouri, LLC | Springfield, MO 13.50%, 01/01/26 (Cost - $4,500) (1)(2)	(6)	$4,514
6,820	C V Fort Myers Investor, LLC | Fort Myers, FL 10.50%, 2.50% PIK, 07/10/23 (Cost - $8,563) (1)(2)(7)	(6)	8,564
6,835	Fort Myers Reef Holdings, LLC | Fort Myers, FL 10.90%, 4.07% PIK, 09/01/28 (Cost - $8,609) (1)(2)(4)(7)	(6)	8,644
18,643	SFR Reflections I, LLC | Sunrise, FL 10.10%, 4.10% PIK, 12/01/30 (Cost - $16,700) (1)(2)(7)	(6)	16,767
6,587	WP Gainesville MF-FL Holdings, LLC | Gainesville, FL 11.00%, 11.00% PIK, 09/21/25 (Cost - $7,185) (1)(2)(7)	(6)	7,141
3,750	WP Walcott Hackensack Sub, LLC | Hackensack, NJ 11.00%, 11.00% PIK, 01/29/24 (Cost - $4,469) (1)(2)(7)	(6)	4,469
1,988	Encore Narcoossee, LLC | Orlando, FL 9.85%, 9.85% PIK, 12/09/25 (Cost - $1,997) (1)(2)(7)	06/29/2022	1,984
935	WP Daytona-LPGA FL Holdings, LLC | Daytona Beach, FL 13.50%, 13.50% PIK, 02/09/26 (Cost - $953) (1)(2)(7)	02/09/2023	956
	Total Multifamily (Cost - $52,976)		$53,039
	Hospitality – 0.4%
$2,275	Y Hotel Leveraged Lender, LLC | Pittsburgh, PA 15.50%, 11/13/19 (Cost - $2,229) (1)(2)(3)(8)	(6)	$2,150
	Total Hospitality (Cost - $2,229)		$2,150
	Total Preferred Equity (Cost - $55,205)		$55,189

Par/Shares	Description	Acquisition Date	Value as of March 31, 2023
	Mezzanine Debt – 8.8%
	Multifamily
$16,423	NexMetro Grand Member, LLC | El Mirage, AZ 10.55%, 10.55% PIK, 01/20/24 (Cost - $18,560) (1)(2)(7)	(6)	$18,255
10,755	NexMetro Lakeridge Member, LLC | Grand Prairie, TX 12.50%, 12.50% PIK, 11/20/23 (Cost - $13,181) (1)(2)(7)	(6)	13,181
12,612	NexMetro Oakridge Member, LLC | Forney, TX 12.50%, 12.50% PIK, 10/23/23 (Cost - $16,047) (1)(2)(7)	(6)	16,048
2,382	NexMetro Boat Club Member, LLC, Forth Worth, TX 10.25% + SOFR, 14.85%, 14.85% PIK, 09/27/25 (Cost - $2,405) (1)(2)(7)(9)	09/27/2022	2,410
	Total Mezzanine Debt (Cost - $50,193)		$49,894

	Senior Debt – 14.5%
	Multifamily – 3.3%
$3,350	1550 South Fairfax, LLC, 11.00%, 04/15/22 | Los Angeles, CA (Cost - $3,350) (1)(2)(3)(8)	(6)	$3,350
3,000	4927 Washington, LLC, 12.90%, 04/19/22 | Los Angeles, CA (Cost - $3,000) (1)(2)(3)(8)	(6)	3,000
12,500	Vose-Van Nuys, LLC, 10.25%, 01/15/23 | Los Angeles, CA (Cost - $12,463) (1)(2)(10)	(6)	12,463
	Total Multifamily (Cost - $18,813)		$18,813
	Land – 11.2%
$28,000	The Station East Owner, LLC, 10.75%, 06/30/23 | Union City, CA (Cost - $28,000) (1)(2)	(6)	$28,000
19,255	The Station East Owner II, LLC, 9.50%, 11/20/23 | Union City, CA (Cost - $19,255) (1)(2)	(6)	19,255
16,000	The Station East Owner III, LLC, 10.50%, 06/15/23 | Union City, CA (Cost - $16,000) (1)(2)	(6)	16,000
	Total Land (Cost - $63,255)		$63,255
	Total Senior Debt (Cost - $82,068)		$82,068

	Promissory Notes – 28.3%
	Development
$4,295	FR Clinton Corner, LLC, 10.50%, 09/30/23 | Dade City, FL (Cost - $4,295) (1)(2)(4)	(6)	$4,305
2,124	FR Vaughn Farms, LLC, 10.50%, 09/30/23 | Conyers, GA (Cost - $2,124) (1)(2)(4)	(6)	2,127
193	FR Wilsons Walk, LLC, 9.00%, 10/04/23 | Clayton, NC (Cost - $193) (1)(2)(4)	(6)	190
3,587	FR Arbor Place, LLC, 9.50%, 07/21/23 | Douglasville, GA (Cost - $3,587) (1)(2)(4)	(6)	3,569
28,160	FR Beeson, LLC, 8.50%, 08/31/23 | Katy, TX (Cost - $28,160) (1)(2)(4)	(6)	27,646
7,733	FR Berry Creek, LLC, 9.50%, 03/09/24 | Georgetown, TX (Cost - $7,733) (1)(2)(4)	(6)	7,643
13,426	FR Eastwood, LLC, 9.00%, 11/17/23 | Jarrell, TX (Cost - $13,426) (1)(2)(4)	(6)	13,331
11,462	FR Meadow Park, LLC, 9.50%, 09/01/23 | Melissa, TX (Cost - $11,462) (1)(2)(4)	(6)	11,332

Par/Shares	Description	Acquisition Date	Value as of March 31, 2023
7,702	FR Providence Gardens, LLC, 8.50%, 02/24/24 | Davenport, FL (Cost - $7,702) (1)(2)(4)	(6)	7,482
4,066	FR Washington Street, LLC, 9.00%, 11/15/23 | Covington, GA (Cost - $4,066) (1)(2)(4)	(6)	4,038
1,294	FR Castlewood, LLC, 9.00%, 05/02/24 | Taylor, TX (Cost - $1,294) (1)(2)(4)	05/02/2022	1,274
4,015	FR Crescent Mills, LLC, 9.00%, 05/02/24 | Smithfield, NC (Cost - $4,015) (1)(2)(4)	05/03/2022	3,961
4,054	FR Holmes, LLC, 8.00%, 05/27/24 Myrtle Beach, SC (Cost - $4,054) (1)(2)(4)	05/27/2022	4,000
3,202	FR Tom Miller, LLC, 9.00%, 06/15/24 | Bethlehem, GA (Cost - $3,202) (1)(2)(4)	06/15/2022	3,146
8,135	FR Berry Hills, LLC, 8.50%, 07/29/24 | Georgetown, TX (Cost - $8,135) (1)(2)(4)	07/29/2022	8,061
3,682	FR Legacy Hills, LLC, 8.50%, 07/29/24 | Celina, TX (Cost - $3,682) (1)(2)(4)	07/29/2022	3,630
4,268	FR Trailside, LLC, 8.50%, 08/22/24 | Mount Dora, FL (Cost - $4,268) (1)(2)(4)	08/22/2022	4,194
9,442	FR Wong Tract, LLC, 8.50%, 08/31/24 | Austin, TX (Cost - $9,442) (1)(2)(4)	08/31/2022	9,429
17,162	FR Swope LB, LLC, 8.00%, 08/31/24 | Land O’Lakes, FL (Cost - $17,162) (1)(2)(4)	08/31/2022	16,901
12,921	FR Swope LH, LLC, 8.50%, 08/31/24 | Land O’Lakes, FL (Cost - $12,920) (1)(2)(4)	08/31/2022	12,893
5,626	FR Willow Landing, LLC, 9.50%, 09/13/24 | Nashville, TN (Cost - $5,626) (1)(2)(4)	09/13/2022	5,637
5,724	FR Cade's Bluff, LLC, 9.50%, 09/23/24 | Mt. Juliet, TN (Cost - $5,724) (1)(2)(4)	09/23/2022	5,733
	Total Promissory Notes (Cost - $162,272)		$160,522

	Total Private Real Estate (Cost - $430,616)		$439,853

	Residential Mortgage-Backed Securities – 9.0%
	Non-U.S. Government Agency Issues
$22,000	New Residential Mortgage Loan Trust 2022-SFR2 (F Class), 4.00%, 09/17/27 (11)		$18,254
14,745	Progress Residential 2022-SFR7 Trust (E1 Class), 6.75%, 10/17/27 (11)		14,465
14,067	Bridge 2022-SFR1 Trust (E1 Class), 6.30%, 11/17/25 (11)		13,399
2,500	Progress Residential 2021-SFR4 (F Class), 3.41%, 05/17/26 (11)		2,233
3,254	New Residential Mortgage Loan Trust 2022-SFR2 (E2 Class), 4.00%, 09/17/27 (11)		2,804
	Total Residential Mortgage-Backed Securities (Cost - $49,722)		$51,155

	Corporate Bonds – 1.9%
$42	Essex Portfolio, LP, 3.25%, 05/01/23		$42
3,000	Ashton Woods USA/Finance, 6.63%, 01/15/28 (11)		2,733
2,000	Lennar Corp, 4.75%, 11/29/27		1,977
2,000	Taylor Morrison Communities, Inc., 5.13%, 08/01/30 (11)		1,858
2,000	MDC Holdings, Inc, 2.50%, 01/15/31		1,563

Par/Shares	Description	Acquisition Date	Value as of March 31, 2023
3,000	Forestar Group, Inc, 3.85%, 05/15/26 (11)		2,726
	Total Corporate Bonds (Cost - $10,865)		$10,899

	Short-Term Investments – 12.9%
71,639	Allspring Government Money Market Fund (Select Class), 4.80%, (12)		$71,639
1,174	Northern Institutional Government Select, 4.70% (12)		1,174
	Total Short-Term Investments (Cost - $72,813)		$72,813

	Total Investments – 101.4% (Cost - $564,016)		$574,720

	Liabilities in excess of other assets – (1.4%)		$(8,196)

	Total Net Assets – 100.0%		$566,524

(1)	Restricted security. The aggregate value of restricted securities at March 31, 2023 is approximately $439,853,000 and represents 77.6% of net assets.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the financial statements for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Represents an investment in an affiliate.
(5)	The Fund owns LLC or LP membership interests in restricted security not traded in public markets.
(6)	These assets were acquired by the Fund on March 31, 2022, in connection with the Merger. See Note 1, Formation and Organization, for more information on the assets acquired from the Merger.
(7)	Rate disclosed for investments with payment in kind (PIK) interest. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.
(8)	As of March 31, 2023, this investment had incurred an event of default due to non-payment of outstanding principal and contractual interest, and is non-accrual. The real estate investment is secured by the underlying property.
(9)	This investment has a floating interest rate. Investments are shown at their current rate as of March 31, 2023
(10)	As of March 31, 2023, this investment was past stated maturity date. Extension negotiations are ongoing as of the report date.
(11)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration.
(12)	Rate disclosed is representative of the Fund’s seven-day effective yield as of March 31, 2023.

Fundrise Income Real Estate Fund, LLC

Notes to Schedule of Investments

March 31, 2023

(unaudited)

1.	Formation and Organization

Fundrise Income Real Estate Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2022. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on February 3, 2022. On March 31, 2022, Fundrise Income eREIT II, LLC (“Income eREIT II”); Fundrise Income eREIT III, LLC (“Income eREIT III”); Fundrise Income eREIT 2019, LLC (“Income eREIT 2019”); Fundrise Income eREIT V, LLC (“Income eREIT V”); Fundrise eREIT XIV, LLC (“eREIT XIV”); and Fundrise Real Estate Investment Trust, LLC (“Income eREIT”) (individually a “Target Company” and collectively the “Target Companies”) reorganized and merged with and into the Fund, providing for the transfer of all assets and liabilities of each Target Company to the Fund, with the Fund being the surviving entity of the tax-free reorganization (the “Merger”). The Merger took place on March 31, 2022, prior to commencement of investment operations of the Fund. The Fund commenced investment operations on April 1, 2022.

The Fund’s investment objective is to seek current income from which to pay attractive, consistent cash distributions while preserving capital. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in residential and commercial real estate, the securities of real estate and real estate-related issuers, and real estate-related loans or other real estate-related debt securities.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Valuation Oversight

In connection with SEC Rule 2a-5, effective September 2022, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value, the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.

The Fund’s real estate equity investments are typically fair valued based on a discounted cash flow or other income approach, or by market approaches like sales comparisons and cost approaches. The income approach may use the direct capitalization method. The direct capitalization method converts a single year's estimated stabilized net operating income into a value indication by applying a market-based capitalization rate. The Fund accounts for properties at the individual property level and such assets are fair valued using inputs that consider property-level data that is gathered and evaluated periodically to reflect new information (e.g., rental payment history) regarding the property.

Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture is then determined.

The Fund’s real estate debt investments in loans, including, senior mortgage loans, subordinated mortgage loans (also referred to as B-Notes) and mezzanine loans initial value will generally be the par value or acquisition price of such instrument. The Adviser will generally determine subsequent revaluations of the Fund’s real estate debt investments in loans and other debt instruments by the yield method using a discounted cash flow model using current market rates derived from observable market data.

Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities may be valued by an outside pricing service overseen by the Valuation Committee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Committee, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Private Real Estate Equity	$—	$—	$92,180	$92,180
Private Real Estate Preferred Equity	—	—	55,189	55,189
Private Real Estate Mezzanine Debt	—	—	49,894	49,894
Private Real Estate Senior Debt	—	—	82,068	82,068
Private Real Estate Promissory Notes	—	—	160,522	160,522
Corporate Bonds	—	10,899	—	10,899
Residential Mortgage-Backed Securities	—	51,155	—	51,155
Short-Term Investments	72,813	—	—	72,813
Total Investments	$72,813	$62,054	$439,853	$574,720

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2023 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input(2)
Private Real Estate Equity	$81,729	Yield Method	Discount Rate	9.0% - 10.8% (10.1%)	Decrease
Private Real Estate Equity	10,451	Income Approach, Direct Capitalization Method	Capitalization Rate	5.0% - 5.3% (5.2%)	Decrease
Private Real Estate Preferred Equity	53,039	Yield Method	Discount Rate	9.3% - 12.5% (10.0%)	Decrease
Private Real Estate Preferred Equity	2,150	Liquidation Approach	Liquidation Value	$9,350 - $9,350 ($9,350)	Increase
Private Real Estate Mezzanine Debt	49,894	Yield Method	Discount Rate	12.5% - 13.5% (13.2%)	Decrease
Private Real Estate Senior Debt	82,068	Yield Method	Discount Rate	10.0% - 11.0% (10.2%)	Decrease
Private Real Estate Promissory Notes	160,522	Yield Method	Discount Rate	8.8% - 10.5% (9.4%)	Decrease
Total Investments	$439,853

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the investment vehicles. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.
(2)	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Investment	Private Real Estate Equity	Private Real Estate Preferred Equity	Private Real Estate Mezzanine Debt	Private Real Estate Senior Debt	Private Real Estate Promissory Notes	Total
Balance as of December 31, 2022	$88,591	$51,920	$46,035	$82,068	$158,207	$426,821
Purchases	2,100	32,922	2,382	-	5,300	12,704
Accrued discounts (premiums)	-	-	-	-	-	-
PIK interest and dividends	-	497	1,399	-	-	1,896
Net realized gain (loss)	-	-	-	-	-	-
Net change in unrealized appreciation/depreciation	1,489	(150)	78	-	(355)	1,062
Return of capital distributions	-	-	-	-	-	-
Sales	-	-	-	-	(2,630)	(2,630)
Transfers into Level 3	-	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-	-
Balance as of March 31, 2023	$92,180	$55,189	$49,894	$82,068	$160,522	$439,853
Net change in unrealized appreciation/depreciation for the period ended March 31, 2023, related to Level 3 investments held at March 31, 2023	$1,489	$(150)	$78	$-	$(355)	$1,062

The Fund invests in one or more affiliated entities. As of March 31, 2023, the investments in affiliates consist of investments in real estate investment vehicles used to acquire, hold, and finance multifamily properties and land for future development. The affiliated investment vehicles have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale.

As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund.

During the period ended March 31, 2023, investments in affiliates were as follows (amounts in thousands):

Affiliate	Balance as of December 31, 2022	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	PIK Interest and Dividend Income	Change in unrealized appreciation/ depreciation	Balance as of March 31, 2023
Fundrise Insight Two, LLC (1)	$1	$-	$-	$-	$-	$-	$1
Income 1 TRS, LLC (2)	46,661	2,100	-	-	-	779	49,540
Fort Meyers Reef Holdings, LLC (1)	8,513	-	-	-	117	14	8,644
FR Clinton Corner, LLC – Promissory Note	4,300	-	-	-	-	5	4,305
FR Vaughn Farms, LLC – Promissory Note	2,127	-	-	-	-	-	2,127
FR Wilsons Walk, LLC – Promissory Note	193	-	-	-	-	(3)	190
FR Arbor Place, LLC - Promissory Note	3,570	-	-	-	-	(1)	3,569
FR Beeson, LLC - Promissory Note	28,216	-	-	-	-	(570)	27,646
FR Berry Creek, LLC - Promissory Note	7,640	-	-	-	-	3	7,643
FR Eastwood, LLC - Promissory Note	15,943	-	(2,630)	-	-	18	13,331
FR Holmes, LLC - Promissory Note	4,000	-		-	-	-	4,000
FR Meadow Park, LLC - Promissory Note	8,457	3,000	-	-	-	(125)	11,332
FR Providence Gardens, LLC - Promissory Note	7,480	-	-	-	-	2	7,482
FR Washington Street, LLC - Promissory Note	4,038	-	-	-	-	-	4,038
FR Castlewood, LLC - Promissory Note	1,274	-	-	-	-	-	1,274
FR Crescent Mills, LLC - Promissory Note	3,960	-	-	-	-	1	3,961
FR Tom Miller, LLC - Promissory Note	886	2,300	-	-	-	(40)	3,146
FR Berry Hills, LLC - Promissory Note	8,056	-	-	-	-	5	8,061
FR Legacy Hills, LLC - Promissory Note	3,628	-	-	-	-	2	3,630
FR Trailside, LLC - Promissory Note	4,128	-	-	-	-	66	4,194
FR Wong Tract, LLC - Promissory Note	9,373	-	-	-	-	56	9,429
FR Swope LB, LLC - Promissory Note	16,751	-	-	-	-	150	16,901
FR Swope LH, LLC - Promissory Note	12,820	-	-	-	-	73	12,893
FR Willow Landing, LLC - Promissory Note	5,633	-	-	-	-	4	5,637
FR Cade's Bluff, LLC - Promissory Note	5,734	-	-	-	-	(1)	5,733
Total	$213,382	$7,400	$(2,630)	$-	$117	$438	$218,707

(1)	Investment represents a co-investment arrangement, in which the Fund co-invested alongside an affiliate of the Fund, including those of the Adviser (“Real Estate Co-Investment Joint Ventures”). This arrangement is pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser. The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.
(2)	Controlled affiliate.